Feb 27
2019

Singular Research Webinar

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT® Trust in every measure

Nasdaq: TRNS

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could," "plans" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. ("Transcat" or the "Company") expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

TRANSCAT® Trust in every measure

A Leader in the Calibration & Laboratory Instrument Service Market and Value-Added Distributor of Test, Measurement & Control Instrumentation

- ✓ Service segment is our primary growth engine
- ✓ Acquisitions will continue to be part of our growth strategy
- ✓ Long-term operating earnings to grow faster than revenue
- ✓ Distribution segment differentiated with cross-segment synergies
- ✓ Strong demonstrated leadership
- ✓ Leverage technology to increase productivity

Market Capitalization	$170 Million	Average Volume (3 mo.)		21,900
52-Week Price Range	$13.90- $25.35	Common Shares Outstanding		7.2 Million
Recent Price	$23.61	Ownership:	Institutions	68%
			Insiders	6%

Market data as of February 24, 2019 [Source: S&P Capital IQ]; ownership as of most recent filing

What we do


Calibration, Validation &
Laboratory Services


Product
Distribution & Rental

The Calibration process is critical to ensure customers' test equipment is operating according to specifications.

Our target customers usually operate in regulated environments like Life Sciences and Aerospace where the ***cost of failure is very high*** and require calibration services on a regular, recurring basis.

We sell and rent Test, Measurement and Control Instruments that are used in manufacturing processes.

Key instrument types include temperature, pressure, electrical, flow and physical/dimensional measuring disciplines among others...

Two Complementary Segments



Service

- Solid organic growth
- Recurring revenue stream
- Strong operating leverage
- Driven by regulation and the high cost of failure



Distribution

- New test equipment
- Rentals
- Strong cash generation

Q3 FY 2019 TTM
Revenue: $158.9M
(Service 51%, Distribution 49%)

✓ **Unique value proposition**
✓ **Leverage between segments**

Taking Market Share

$1.4 Billion Addressable Calibration Services Market[1]


25%
OEMs
41%
3rd Party Service Providers
34%
In-house Laboratories

Market Share by Revenue for 3rd Party Service Providers[2]


24%
(fragmented)
17%
Transcat
17%
20%
(fragmented)
12%
10%
Tektronix
Transcat
Trescal
SIMCO Electronics
Regionals ($5M-$15M)
Others (highly fragmented; $500k-$5M annual revenue)

[1] Estimated Addressable North American Calibration Market
[2] Percentage of Revenue (North America), Company estimates

Flexible Service Value Proposition

21 Locations to Serve Customers in the U.S., Canada and Puerto Rico

Flexible Service Delivery Options:

- ✓ Permanent on-site
- ✓ Periodic on-site
- ✓ Mobile
- ✓ In-house
- ✓ Pickup & Delivery


Portland
Ottawa
Montreal
Boston
Toronto
Rochester
Milwaukee
Pittsburgh
Harrisburg
Philadelphia
Ft. Wayne
Dayton
Norfolk
St. Louis
Denver
Charlotte
Los Angeles
San Diego
Phoenix
Houston
San Juan
Map Legend
Transcat Headquarters
Transcat Calibration Labs

Broad and Diverse Blue Chip Customer Base

*Percentage of Service Revenue**



6%	Chemical/Process
7%	Energy/Utilities
10%	Aerospace/Defense
13%	Services
18%	Industrial
4%	Other
42%	Life Science / FDA-regulated

MERCK EXXON United Technologies DUPONT Johnson & Johnson

** Company estimates*

What Makes Transcat Different

Unique Value Proposition…Centered on Life Science, Aerospace and Industrial Manufacturing


Services
Distribution

CALIBRATION SERVICES

NEW TEST & MEASUREMENT INSTRUMENTS

VALIDATION SERVICES

CONSULTING & REMEDIATION

RENTAL TEST INSTRUMENTS

ANALYTICAL LABORATORY SERVICES

MOBILE WIND ENERGY CALIBRATION UNITS

USED TEST INSTRUMENTS

Financial Results

TRANSCAT® Trust in every measure

Record Consolidated Results

($ in millions)

Consolidated Revenue



7% CAGR
$123.6
$122.2
$143.9
$155.1
$158.9
FY 2015
FY 2016
FY 2017
FY 2018
Q3 FY19 TTM

Consolidated Operating Income



11% CAGR
$6.8
$6.3
$7.9
$9.0
$10.1
FY 2015
FY 2016
FY 2017
FY 2018
Q3 FY19 TTM

Distribution Service

CAGR calculated FY 2015 – Q3 FY19 TTM

Service Segment Continues to Deliver

($ in millions)

Service Revenue


$36.4
Inflection Point
$51.8
$59.2
$71.1
$77.4
$81.7
FY 2012
FY 2015
FY 2016
FY 2017
FY 2018
Q3 FY19 TTM

Service Operating Income & Margin


$(0.2)
$3.7
$4.2
$4.8
$5.2
$5.2
7.1%
7.0%
6.7%
6.7%
6.3%
FY 2012
FY 2015
FY 2016
FY 2017
FY 2018
Q3 FY19 TTM

Taking market share in life science and adding new business from multi-year customer-based labs

39 consecutive quarters of YOY revenue growth

Revenue: +9% *(YOY Q3 FY19 TTM)*
+13% *(CAGR*)*

Short-term productivity challenges: timing of customer-based lab wins, 60+ new lab techs YTD and mix of services

CAGR calculated FY 2015 – Q3 FY19 TTM

Improved Distribution Margins

($ in millions)

Distribution Sales


$71.8
$63.0
$72.8
$77.7
$77.2
FY 2015
FY 2016
FY 2017
FY 2018
Q3 FY19 TTM

Distribution Operating Income & Margin


$3.1
$2.1
$3.2
$3.9
$4.9
4.3%
3.4%
4.3%
5.0%
6.4%
FY 2015
FY 2016
FY 2017
FY 2018
Q3 FY19 TTM

Continued pivot to higher margin end-user customers and rental business

- Investments in e-commerce capabilities and web-based marketing

Margin drivers:

- Automated pricing initiative
- Favorable mix

Diversification Driving Distribution

Strong Rental Revenue Growth

($ in millions)


$0.4
$0.9
$2.3
$3.6
$4.1
FY 2015
FY 2016
FY 2017
FY 2018
Q3 FY19
TTM

Provide higher margin profile

Enhances value proposition

Excalibur acquisition added incremental rental platform for higher-end electronic equipment

Used equipment business further complements and diversifies

TRANSCAT Trust in every measure

Strong Cash Generation and Record Net Income

($ in millions)

Net Income and Diluted EPS



$4.0
$4.1
$4.5
$5.9
$6.9
$0.57
$0.58
$0.64
$0.81
$0.93
FY 2015
FY 2016
FY 2017
FY 2018
Q3 FY19 TTM

Adjusted EBITDA[1] and Margin



$10.3
$10.6
$14.5
$16.4
$17.5
8.3%
8.7%
10.1%
10.6%
11.0%
FY 2015
FY 2016
FY 2017
FY 2018
Q3 FY19 TTM

Tax rate expectations[2]

Fiscal 2019: 24% to 25%

(includes Federal, various state, and Canadian income taxes)

15% Total Adjusted EBITDA CAGR[3]

[1] See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.

[2] FY 2019 tax rate guidance provided as of February 4, 2019

[3] CAGR calculated FY 2015 – Q3 FY19 TTM

All figures are rounded to the nearest million; therefore, totals shown in graphs may not equal the sum of the segments.

Financial Flexibility Supports Growth Strategy

($ in millions)

Total Debt

% - Debt to Total Capitalization


$12.2
$19.1
$27.3
$22.9
$24.6
26.2%
32.9%
38.6%
30.8%
30.3%
FY 2015
FY 2016
FY 2017
FY 2018
Q3 FY 2019

Capital Expenditures


$3.5
$4.1
$5.3
$5.9
$5.5
FY 2015
FY 2016
FY 2017
FY 2018
Q3 FY19 YTD

$20.4 million available from credit facility as of December 29, 2018

$15.0M term loan replaced in Dec 2018; extended maturity to Dec 2025 and converted to fixed rate of 4.15%

1.30x leverage ratio at Q3 FY 2019
(Total debt to TTM Adjusted EBITDA[1])

Anticipate CapEx spend of $7.2 million to $7.4 million in fiscal 2019, as follows[2]

Service capabilities	~$4.0 million
Rental assets	~$2.0 million
Maintenance	~$1.0 to $1.3 million

[1] See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.
[2] Outlook provided as of February 4, 2019

Growth Strategy

TRANSCAT Trust in every measure

What makes Transcat Unique

Why We Win…


FOR RENT
USED
Rental & Used Instruments
Lead Generation
For Service Segment
Core Distribution
50 years – Strong Brand Recognition
Certifications of New Equipment
Service Growth
• Calibration
• Validation & Analytical
• Consulting

Leverage Technology as a Competitive Advantage


TRANSCAT®
Trust in every measure

Digital Transformation

With industry leading web domain authority

Proprietary "C3"

Portal for customer asset management

Operational Excellence

Productivity focus
Lean/best practices
Process automation

Drive Double-Digit Service Growth

Dominate our local markets

Take market share from 3rd party providers and OEMs

Outsourcing of internal labs

Expansion of RF microwave and high-end electronics capabilities

New fleet of mobile calibration labs


Organic Growth Strategy
Acquisition Strategy

Geographic expansion

Increased capabilities and expertise

Bolt-on/leverage infrastructure

Sweet spot = revenue of $2M - $6M

Look for minimum 15% IRR

Executing Acquisition Strategy

Spectrum Technologies, Inc. A TRANSCAT COMPANY

Excalibur engineering A TRANSCAT COMPANY

Angel's Instrumentation, Inc. AI INC. ISO 17025 ACCREDITED

FY 2016 | FY 2017 | FY 2018 | FY 2019

ANMAR A TRANSCAT COMPANY

DISPERSION Laboratoire • Laboratory DIVISION • TRANSCAT CANADA

NBS Calibrations, Inc.

Acquisition Drivers

	Geographic Expansion	*Increased Capabilities and Expertise*	*Leveraged Infrastructure*
Angel's Instrumentation	✓	✓	
NBS Calibrations		✓	✓
Excalibur Engineering		✓	✓
Dispersion Laboratory		✓	✓
Spectrum Technologies	✓	✓	





NVLAP


Building for the Long Term

Organic Service Growth	✓ Mid to high single digit growth
Strategic Acquisitions	✓ To drive key double-digit Service growth
Leverage Technology, Processes & People to Improve Productivity	✓ Improve process & productivity ✓ Automate calibrations ✓ Margin enhancement
Leverage Distribution & Strong Value Proposition	✓ Lead generation for Service ✓ Transformative digitized fulfillment

Outlook provided as of February 4, 2019

Feb 27
2019

Singular Research Webinar

TRANSCAT® Trust in every measure

Nasdaq: TRNS

Supplemental Information

TRANSCAT® Trust in every measure

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2015	FY 2016	FY 2017	FY 2018	3QFY19 TTM
Net Income	$ 4,026	$ 4,124	$ 4,522	$ 5,922	$6,939
+ Interest	234	247	719	1,018	904
+ Other Expense / (Income)	111	48	51	60	35
+ Tax Provision	2,397	1,883	2,642	2,026	2,220
Operating Income	$ 6,768	$ 6,302	$ 7,934	$ 9,026	$10,098
+ Depreciation & Amortization	3,090	3,946	6,184	5,991	6,197
+ Other (Expense) / Income	(111)	(48)	(51)	(60)	(35)
+ Noncash Stock Compensation	507	359	453	1,411	1,285
Adjusted EBITDA	**$ 10,254**	**$ 10,559**	**$ 14,520**	**$ 16,368**	**$17,545**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Segment Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2015	FY 2016	FY 2017	FY 2018	3QFY19 TTM
Service Operating Income	$ 3,693	$ 4,155	$ 4,769	$ 5,158	$ 5,191
+Depreciation & Amortization	2,362	3,216	4,660	4,397	4,607
+Other (Expense) / Income	(138)	(64)	(55)	(61)	(41)
+Noncash Stock Compensation	224	171	217	706	665
Service Adjusted EBITDA	$ 6,141	$ 7,478	$ 9,591	$ 10,200	$ 10,422
Distribution Operating Income	$ 3,075	$ 2,147	$ 3,165	$ 3,868	$ 4,907
+Depreciation & Amortization	728	730	1,524	1,594	1,590
+Other (Expense) / Income	27	16	4	1	6
+Noncash Stock Compensation	283	188	236	705	620
Distribution Adjusted EBITDA	$ 4,113	$ 3,081	$ 4,929	$ 6,168	$ 7,123
Service	$ 6,141	$ 7,478	$ 9,591	$ 10,200	$ 10,422
Distribution	4,113	3,081	4,929	6,168	7,123
Total Adjusted EBITDA	**$ 10,254**	**$ 10,559**	**$ 14,520**	**$ 16,368**	**$ 17,545**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

TRANSCAT Trust in every measure

Generating Cash to Drive Key Investments

FY 2009 (start of acquisition strategy) to Q3 FY 2019

($ in millions)



$120
$100
$80
$60
$40
$20
$0
$0.2
$39.9
$31.4
$25.7
$2.2
($34.3)
($54.3)
($9.9)
$0.8
FY2009 Cash & Investments, Net
Net Income
D&A and Working Capital Change
Financing/Other
FX Effect
Capital Expenditures
Business Acquisitions
Repurchase of Common Stock (largely in FY 2014)
Q3 FY19 Cash & Investments, Net
Sources of Cash
Uses of Cash

Seasoned Executive Team Driving Growth

Lee D. Rudow
President and Chief Executive Officer

- More than 32 years of industry experience
- Demonstrated growth record
- Joined Transcat in 2011

Benjamin P. Hawley
Vice President of Operational Excellence

- Extensive business process re-engineering and enterprise quality assurance leadership
- Joined Transcat in 2017

Robert A. Flack
Vice President of Service Sales & Operations

- Broad sector experience; previously with Davis Calibration and Tektronix
- Joined Transcat in 2014

Jennifer J. Nelson
Vice President of Human Resources

- Comprehensive HR experience in different sectors
- Joined Transcat in 2012

Andrew J. Quaranto
Vice President of Information Technology

- Proven ability to leverage technology with infrastructure, cloud and software solutions
- Joined Transcat in 2017

Michael W. West
Vice President of Distribution Sales & Marketing

- 15+ years of B2B distribution marketing and consulting expertise
- Joined Transcat in 2014

Michael J. Tschiderer
Chief Financial Officer

- Public company, PE and VC experience
- Joined Transcat in 2015


TRANSCAT
35 VANTAGE POINT DRIVE